                                                                   EXHIBIT 99(A)


                        KEYCORP STUDENT LOAN TRUST 2000-A
                             NOTEHOLDERS' STATEMENT
                     pursuant to Section 5.07(b) of Sale and
             Servicing Agreement (capitalized terms used herein are
                         defined in Appendix A thereto)

--------------------------------------------------------------------------------

Distribution Date:  February 25, 2003

(i)     Amount of principal being paid or distributed in respect of the Class A-1 Notes:
                         $0.00
                  --------------------
                 (  $            -     , per $1,000 original principal amount of Class A-1 Notes)
                  --------------------
(ii)    Amount of principal being paid or distributed in respect of the Class A-2 Notes:
                     $21,933,910.86
                  --------------------
                 (  $ 0.0000487      , per $1,000 original principal amount of Class A-2 Notes)
                  --------------------
(iii)   Amount of interest being paid or distributed in respect of the Class A-1 Notes:
                         $0.00
                  --------------------
                 (  $            -     , per $1,000 original principal amount of Class A-1 Notes)
                  --------------------
(iv)    Amount of interest being paid or distributed in respect of the Class A-2 Notes:
                     $1,895,201.15
                  --------------------
                 (  $ 0.0000042        , per $1,000 original principal amount of Class A-2 Notes)
                  --------------------
(v)     Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
        (1)  Distributed to Class A-1 Noteholders:
                         $0.00
                  --------------------
                 (  $            -     , per $1,000 original principal amount of Class A-1 Notes)
                  --------------------

        (2)  Distributed to Class A-2 Noteholders:
                         $0.00
                  --------------------
                 (  $            -     , per $1,000 original principal amount of Class A-2 Notes)
                  --------------------
        (3)  Balance on Class A-1 Notes:
                         $0.00
                  --------------------
                 (  $            -     , per $1,000 original principal amount of Class A-1 Notes)
                  --------------------
        (4)  Balance on Class A-2 Notes:
                         $0.00
                  --------------------
                 (  $            -     , per $1,000 original principal amount of Class A-2 Notes)
                  --------------------
(vi)    Payments made under the Cap Agreement on such date:          February 24, 2003
                                                                ----------------------------
                 (       $0.00         with respect to the Class A-1 Notes,
                  --------------------
                 (       $0.00         with respect to the Class A-2 Notes;
                  --------------------
                  and the total outstanding amount owed to the Cap Provider:          $0.00
                                                                              ----------------------
(vii)   Pool Balance at the end of the related Collection Period:        $403,356,668.72
                                                                    --------------------------
(viii)  After giving effect to distributions on this Distribution Date:
        (a)  (1)  Outstanding principal amount of Class A-1 Notes:          $0.00
                                                                    ---------------------
             (2)  Pool Factor for the Class A-1 Notes:           -
                                                        -----------------
        (b)  (1)  Outstanding principal amount of Class A-2 Notes:          $403,356,668.72
                                                                     ---------------------------
             (2)  Pool Factor for the Class A-2 Notes:       0.89634815
                                                         -----------------
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                                                                          Page 2

(ix)    Note Interest Rate for the Notes:
        (a)  In general
             (1)  Three-Month Libor was
                  1.4237500% for the period
                  ----------
             (2)  The Student Loan Rate was:       4.2123506%
                                               -------------------
        (b)  Note Interest Rate for the Class A-1 Notes:    1.5537500%  (Based on 3-Month LIBOR)
                                                            ----------
        (c)  Note Interest Rate for the Class A-2 Notes:    1.7437500%  (Based on 3-Month LIBOR)
                                                            ----------

(x)          Amount of Master Servicing Fee for  related Collection Period:        $513,431.98
                                                                              ---------------------
                   $ 0.000005134      , per $1,000 original principal amount of Class A-1 Notes.
                  -------------------
                   $ 0.000001141      , per $1,000 original principal amount of Class A-2 Notes.
                  -------------------

(xi)         Amount of Administration Fee for related Collection Period:            $3,000.00
                                                                              ---------------------
                   $ 0.000000030      , per $1,000 original principal amount of Class A-1 Notes.
                  -------------------
                   $ 0.000000007      , per $1,000 original principal amount of Class A-2 Notes.
                  -------------------

(xii)   (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:        $534,356.25
                                                                                                --------------------
        (b)  Delinquent Contracts                          # Disb.       %               $ Amount             %
                                                           -------      ---              --------            ---
             30-60 Days Delinquent                          1,039      3.43%           $ 11,974,599         4.18%
             61-90 Days Delinquent                            407      1.34%           $  4,175,866         1.46%
             91-120 Days Delinquent                           232      0.77%           $  2,342,477         0.82%
             More than 120 Days Delinquent                    363      1.20%           $  4,376,483         1.53%
             Claims Filed Awaiting Payment                    127      0.42%           $  1,128,023         0.39%
                                                          --------   --------         --------------      --------
                TOTAL                                       2,168      7.15%           $ 23,997,448         8.37%

        (c)  Amounts of any Insured Payments made under the Securities Guaranty Ins Policy:                  $          -
                                                                                                            ---------------
        (d)  Reserve Account Balance                                                                         $7,442,585
                                                                                                            ---------------
             Draw for this Distribution Date                                                                 $          -
                                                                                                            ---------------
             Realized Loss Draw                                                                              $          -
                                                                                                            ---------------
(xiii)  Amount in the Prefunding Account:       $0.00
                                           -----------------
(xiv)   Amount remaining in the Subsequent Pool Pre-Funding Subaccount not used to acquire
             Subsequent Pool Student Loans:         0.00
                                              ----------------
(xv)    Amount in the Pre-Funding Account at the end of the Funding period to be distributed:              $0.00
                                                                                                  --------------------
(xvi)   Amount of Insurer Premuim paid to the Securities Insurer on such Distribution Date:             $95,690.38
                                                                                                  ---------------------
(xvii)  Amount received from Securities Insurer with respect to the Securities Guaranty Insurance Policy:       0.00
                                                                                                            -----------
(xviii) Amount paid to the Securities Insurer in reimbursement of all Insured Payments made pursuant
                                                        ----------------------
        to the Securities Guaranty Insurance Policy:              0.00
                                                        ----------------------
(xix)   The Trust Swap Pymt Amount paid to the Swap Counterparty on such Dist Date:                      $115,456.00
                                                                                                  -----------------------
        The Amount of any Net Trust Swap Pymt Carryover Shotrfall for such Dist Date:                           0.00
                                                                                                  -----------------------
        The Trust Swap Receipt Amount paid to the Trust on such Distribution Date:                             $0.00
                                                                                                  -----------------------
        The Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:                              0.00
                                                                                                  -----------------------
        and the amount of any Termination Pymt either paid by or made to the Trust on
        such Distribution Date:                                                                                 0.00
                                                                                                  -----------------------




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